NiSource | NYSE: NI | nisource.com | INVESTOR DAY MARCH 8, 2017 NISOURCE

NiSource | NYSE: NI | nisource.com | Forward Looking Statements Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Examples of forward-looking statements in this presentation include statements and expectations regarding NiSource’s business, performance, growth, investment opportunities, and planned, identified, infrastructure or utility investments. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates, plans, expectations and strategic direction discussed in this presentation include, among other things, NiSource’s debt obligations; any changes in NiSource’s credit rating; NiSource’s ability to execute its growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; NiSource's ability to obtain expected financial or regulatory outcomes; any damage to NiSource's reputation; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO's electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; potential incidents and other operating risks associated with our business; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified workforce; advances in technology; the ability of NiSource's subsidiaries to generate cash; uncertainties related to the expected benefits of the Separation and other matters set forth in Item 1A, “Risk Factors” section of NiSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in other filings with the Securities and Exchange Commission. NiSource expressly disclaims any duty to update, supplement or amend any of its forward-looking statements contained in this presentation, whether as a result of new information, subsequent events or otherwise, except as required by applicable law. Regulation G Statement This presentation includes financial results and guidance for NiSource with respect to net operating earnings and operating earnings, which are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company includes such measures because management believes they permit investors to view the Company’s performance using the same tools that management uses and to better evaluate the Company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be differences between such measures and GAAP equivalents due to various factors, including, but not limited to, fluctuations in weather, asset sales and impairments, and other items included in GAAP results. The Company is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis. 2

NiSource | NYSE: NI | nisource.com | NISOURCE PARTICIPANTS Experienced Team, Demonstrated Track Record Joe Hamrock President and Chief Executive Officer Donald Brown Executive Vice President and Chief Financial Officer Jim Stanley Executive Vice President and Chief Operating Officer Violet Sistovaris Executive Vice President and President, NIPSCO Pablo Vegas Executive Vice President and President, Columbia Gas Group 3

NiSource | NYSE: NI | nisource.com | AGENDA NiSource Investor Day 2017 8:00 AM Registration and Welcome 8:30 AM Strategic Overview & Introductions Joe Hamrock President and Chief Executive Officer 8:45 AM Natural Gas Segment Pablo Vegas Executive Vice President and President, Columbia Gas Group 9:15 AM Electric Segment Violet Sistovaris Executive Vice President and President, NIPSCO 9:45 AM Break 10:00 AM Operations Overview Jim Stanley Executive Vice President and Chief Operating Officer 10:30 AM Financial Profile Donald Brown Executive Vice President and Chief Financial Officer 11:00 AM Closing Remarks / Q&A Joe Hamrock and Team 4

PREMIER REGULATED UTILITY BUSINESS

Operating in Diverse Footprint with Constructive Stakeholder Relationships

NiSource®

- **NATURAL GAS**
  - COLUMBIA GAS OF KENTUCKY
  - COLUMBIA GAS OF MARYLAND
  - COLUMBIA GAS OF MASSACHUSETTS
  - COLUMBIA GAS OF OHIO
  - COLUMBIA GAS OF PENNSYLVANIA
  - COLUMBIA GAS OF VIRGINIA
  - NIPSCO GAS
- **ELECTRIC**
  - NIPSCO ELECTRIC

SIGNIFICANT SCALE ACROSS SEVEN STATES

~3.5M Gas Customers

~500K Electric Customers

NI LISTED NYSE

COMPELLING ANNUAL 8%-10% TOTAL SHAREHOLDER RETURN PROPOSITION*

Delivering on Commitments to Customers, Communities, Employees and Investors

* Estimated total shareholder return at a constant P/E ratio

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NiSource | NYSE: NI | nisource.com | NISOURCE STRATEGIC FRAMEWORK Solid Long-Term Investment Proposition Strategic Direction Delivering on Our Commitments • Industry-leading safety and performance • Top-tier customer satisfaction • Investments that systematically and efficiently deliver service integrity • Dependable, predictable and timely service and emergency response • Growing our customer base by expanding into unserved areas • Recognized among the best places to work in our communities • Sustained year-to-year 5%-7% net operating earnings per share and dividend growth through 2020* Value Proposition Compelling Annual Total Shareholder Return of 8%-10%** • ~$30B of identified 100% regulated utility infrastructure investments • Scale across seven states • Transparent earnings and cash flow drivers • Constructive regulatory environments and mechanisms • Commitment to investment grade credit Aspiration Premier Regulated Utility Company * Net Operating Earnings from Continuing Operations (Non-GAAP); See slide 2 regarding unavailability of GAAP equivalent of earnings guidance; Dividends subject to Board approval ** Estimated total shareholder return at a constant P/E ratio 6

NiSource | NYSE: NI | nisource.com | BALANCED STRATEGY DRIVES BENEFITS • Safe, Reliable System • Customer-Focused Service and Response • Enhanced Customer Value and Growth • Energy Efficiency and Assistance Programs to Help Ensure Affordability CUSTOMERS • Public Safety, Community Support and Involvement • Social and Environmental Responsibility • Economic Development COMMUNITIES • Safe, Inclusive Place to Work • Talent Development and Training Focus • Team Aligned with NiSource Commitments EMPLOYEES • Sustainable Long-Term Regulated Utility Investment • Transparent, Commitment-Driven Management • Constructive Regulatory Environments • Geographic Diversity INVESTORS Commitments Provide Sustainable Value to All Stakeholders To All Stakeholders 7

DELIVERING ON COMMITMENTS

Continuing a Long Track Record

MAKING COMMITMENTS	KEEPING COMMITMENTS
NiSource at SEPARATION*	**NiSource TODAY**
Identified Long-Term Infrastructure Investments of **~$30B**	Executed Infrastructure Investments of **~$2.9B**
Grow **Rate Base of ~$8.0B by 6%-8% Annually**	Grew **Rate Base to ~$9.4B** (~8.0% CAGR)
Grow Net Operating **EPS** by 4%-6% Annually** (2015 EPS = $0.94)	**2016 Net Operating EPS of $1.09** and **2017 Net Operating EPS Guidance of $1.12-$1.18** (~10.6% CAGR)**
Grow **Dividend by 4%-6% Annually** (2015 Dividend = $0.60)	Increased Annualized **Dividend to $0.70** (~8.0% CAGR)
Execute **Balanced Regulatory Outcomes**	Executed **Eight Constructive Base Rate Case Outcomes**
Maintain **Investment-Grade** Credit	Maintained **Investment-Grade** Credit

Significant Progress in Less than Two Years

* Separation of Columbia Pipeline Group (CPG) completed July 1, 2015

** Net Operating Earnings per share (Non-GAAP); for 2016 reconciliation to GAAP, see slide 57 of this presentation; see also slide 2 regarding unavailability of GAAP equivalent of earnings guidance

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KEY INVESTMENT CONSIDERATIONS

Driving Sustainable Growth

STRONG UNDERLYING BUSINESS + EXECUTION = FINANCIAL OUTCOME

STRONG UNDERLYING BUSINESS

- **100% Regulated Gas and Electric Utility Business**
  - Balanced Business Mix of 66% Gas and 34% Electric
  - Stable Revenue Stream with ~65% Non-Volume Sensitive
- **Significant Scale with ~4M Customers Across Seven States**
- **~$30B of Identified Infrastructure Investments**
  - Equals Over ~4x Current Market Cap
  - Over 90% of Investments in Regulated Pipes and Wires through 2020

EXECUTION

- **Focused Business Strategy**
  - Infrastructure Modernization
  - Customer Growth
  - Generation Strategy
  - Performance Transformation
- **Management with Proven Track Record of Execution**
- **Planned Capital Investment of $1.6B-$1.8B Annually through 2020**
- **Timely Investment Recovery through Established Mechanisms**
- **Focused Regulatory Leadership in Constructive Stakeholder Environments**

FINANCIAL OUTCOME

- **Expected Annual Net Operating EPS and Dividend Growth of 5%-7% through 2020***
- **Targeted Dividend Payout of 60%-70%**
- **Commitment to a Healthy Balance Sheet with Growing Cash Flow**
- **Maintain Investment-Grade Credit**

Compelling Annual 8%-10% Total Shareholder Return Proposition**

* Net Operating Earnings from Continuing Operations (Non-GAAP); See Regulation G statement on slide 2; Dividends subject to Board approval

** Estimated total shareholder return at a constant P/E ratio

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NiSource | NYSE: NI | nisource.com | PABLO VEGAS Executive Vice President and President, Columbia Gas Group NATURAL GAS SEGMENT

NiSource | NYSE: NI | nisource.com | NATURAL GAS SEGMENT * As of December 31, 2016 • Safe, Reliable Service • Affordable Rates • Enhanced Customer Service, Programs and Growth Initiatives • J.D. Power Satisfaction Scores Improving CUSTOMERS • Commitment to Community Engagement and Charitable Giving • Focused on Environmental Stewardship • Strong Focus on Stakeholder Relationships • Creating Local Jobs and Economic Growth COMMUNITIES • Experienced Leadership • Constructive Regulatory Environments • Significant System Modernization Investment Programs • Driving Efficiencies Across Operations COMPANY Delivering on Our Commitments Balanced Execution • Stable 100% Regulated Natural Gas Revenue Stream • Total Rate Base of $6.0B* • $20B+ Natural Gas System Identified Investments • Expected Rate Base Growth of 9%-11% per Year through 2020 INVESTORS 11

CONSTRUCTIVE REGULATORY ENVIRONMENT

Timely Investment Recovery

20-YEAR INVESTMENT OPPORTUNITY

$20B+
NATURAL GAS SYSTEM IDENTIFIED INVESTMENTS

$5.0B - $6.0B
CUSTOMER GROWTH

$10B+
MODERNIZATION

~$6.0B
MAINTENANCE

ESTABLISHED RECOVERY MECHANISMS IN ALL STATES

- Indiana (NIPSCO Gas): Transmission, Distribution and Storage System Improvement Charge (TDSIC)
- Kentucky: Accelerated Main Replacement Program (AMRP)
- Maryland: Strategic Infrastructure Development and Enhancement (STRIDE)
- Massachusetts: Gas System Enhancement Plan (GSEP)
- Ohio: Infrastructure Replacement Program (IRP)
- Pennsylvania: Distribution System Improvement Charge (DSIC) or Base Rate Case with Fully Forecasted Test Year
- Virginia: Steps to Advance Virginia's Energy Plan (SAVE)

EARNING ON EXPECTED 2017-2020 ANNUAL CAPITAL INVESTMENTS

$1.1B - $1.3B


20%
60%
20%
Within 0-3 Months (Customer Growth)
Within 0-12 Months (Modernization)
Periodic Rate Cases (Maintenance)

Mechanisms Support Continued Capital Investment

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NiSource | NYSE: NI | nisource.com | $0 $20 $40 $60 $80 $100 $120 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E GRADUAL IMPACT ON CUSTOMER BILLS Continued Projected Single Digit Percentage Annual Increases in Total Typical Bills • Low and stable natural gas price environments create headroom for infrastructure replacement • On average, NiSource gas customers have seen their bills decline 42% since 2008 • Natural gas remains the lowest utility bill in our service areas Driving Customer Value and Affordability NISOURCE NATURAL GAS AVERAGE MONTHLY RESIDENTIAL BILL 13

NiSource | NYSE: NI | nisource.com | NATURAL GAS GROWTH MARKETS • Housing Market • Construction Economics • Execution • Awareness and Need • Value • Execution DRIVERS DRIVERS • Single Family • Multi-Family • Commercial • Existing Single Family Homes • Existing Commercial Buildings 2/3 CURRENT NISOURCE GROWTH FROM NEW CONSTRUCTION 1/3 CURRENT NISOURCE GROWTH FROM CONVERSION Upside in Customer Conversion Opportunities Significant Growth Opportunities Exist Across the Seven States NEW CONSTRUCTION CUSTOMER CONVERSION 14

NiSource | NYSE: NI | nisource.com | NEW CONSTRUCTION STRATEGY • Supportive Policies • Targeted Marketing • Builder/Developer Field Partnerships Capitalizing on Specific Markets U.S. HOUSING STARTS Housing Market Recovering from Historic Lows 15

NiSource | NYSE: NI | nisource.com | FUEL SPREADS CUSTOMER CONVERSION STRATEGY • Supportive Policies • Targeted Marketing • Trade Ally Relationships • New Conversion Consultants • Appliance Failure Fast Path Service Opportunity Driven by Execution FUEL SPREADS Opportunity to Grow Customer Base 10% by Converting Customers within 500 Feet of Main 16

NiSource | NYSE: NI | nisource.com | GAS CUSTOMER GROWTH PROGRAM 1/2 FUTURE CUSTOMER ADDITIONS FROM NEW CONSTRUCTION 1/2 FUTURE CUSTOMER ADDITIONS FROM CONVERSIONS 2014 2015 2016 2017E 2018E 2019E 2020E Net Customer Additions 19,700 15,900 30,300 35,000 Net Customer Growth 0.59% 0.47% 0.89% 1.00% Capital ~$175M ~$160M ~$175M ~$200M-$230M ~$260M Natural Gas Growth Program Expected to Contribute Positive Earnings in All Years of Plan Pathway to Sustainable Annual 1% Net Growth by 2020 17

NiSource | NYSE: NI | nisource.com | CLEAR STRATEGY FOR NATURAL GAS SEGMENT Balanced Focus Benefiting All Stakeholders • Executing on Our Regulatory Strategy • Constructive Regulatory Environments across All Jurisdictions • Capital Plan Focuses on Modernization Investments and Customer Growth • Significant Customer Growth Opportunity Exists • Driving Improved Customer Experience • Growth Plans Benefit All Customers 18

NiSource | NYSE: NI | nisource.com | VIOLET SISTOVARIS Executive Vice President and President, NIPSCO ELECTRIC SEGMENT

NiSource | NYSE: NI | nisource.com | ELECTRIC SEGMENT (NIPSCO) * As of December 31, 2016 • Safe, Reliable Service • Affordable Rates • Enhanced Customer Service and Innovation • J.D. Power Satisfaction Scores Improving CUSTOMERS • Commitment to Community Engagement and Charitable Giving • Focused on Environmental Stewardship • Driving Economic Development COMMUNITIES • Experienced Leadership • Constructive Regulatory Environment • Significant System Modernization Investment Program • Established Long-Term Electric Generation Strategy COMPANY Delivering on Our Commitments Balanced Execution • Fully Integrated 100% Regulated Electric Revenue Stream • Total Rate Base of $3.4B* • $10B+ Electric System Identified Investments • Expected Rate Base Growth of 4%-6% per Year through 2020 INVESTORS 20

CONSTRUCTIVE REGULATORY ENVIRONMENT

Timely Investment Recovery

20-YEAR INVESTMENT OPPORTUNITY

$10B+
ELECTRIC SYSTEM IDENTIFIED INVESTMENTS

~$0.9B
CUSTOMER GROWTH

~$4.2B
MODERNIZATION

~$3.6B
MAINTENANCE

~$0.4B
TRANSMISSION

~$0.4B
ENVIRONMENTAL

~$0.8B
NEW GENERATION

PREDICTABLE AND TIMELY INVESTMENT RECOVERY

- **Transmission, Distribution and Storage System Improvement Charge (TDSIC)**
  - ~$1.25B, seven-year infrastructure modernization plan (2016-2022)
- **Federally Mandated Cost Adjustment (FMCA) Mechanism**
  - $400M Environmental Compliance filing made in Nov. 2016 for Coal Combustion Residuals Rule (CCR) and Effluent Limitation Guidelines (ELG)
- **Federal Energy Regulatory Commission (FERC) Formula Rates**
  - Two MISO projects under construction

EARNING ON EXPECTED 2017-2020 ANNUAL CAPITAL INVESTMENTS

$0.4B - $0.6B


20%
45%
35%

- Within 0 - 3 Months (Customer Growth / Transmission)
- Within 0 - 12 Months (Modernization/ Environmental)
- Periodic Rate Case (Maintenance)

Framework Supports Long-Term Investments

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NiSource | NYSE: NI | nisource.com | REGULATORY STRATEGY • Long-Term Transmission and Distribution Electric Modernization – Initial seven-year $1.25B program approved July 2016 – $175M-$225M annual investment – Improves system safety and reliability – Recovery through semi-annual tracker filings – Allows for 9.975% ROE MODERNIZATION CAPITAL INVESTMENT 2016-2022 Seven-Year Plan to Improve Safety and Reliability Transmission Substations Transmission Lines Distribution Substations Distribution Lines Underground Cable 4kV Replacement LED Street Lighting Focus on Safety and Reliability Investments 22

ELECTRIC TRANSMISSION

MISO Multi-Value Projects

- **Reynolds to Topeka Project**
  - 100-Mile, 345-kV transmission project
  - ~$350M-$400M investment
- **Greentown to Reynolds (Joint Project)**
  - 65-Mile, 765-kV transmission project
  - ~$350M-$400M investment (NIPSCO portion ~$175M-$200M)
- **Both Projects on Schedule**
  - $60M-$140M annual investment
  - FERC rates: 10.32% ROE
  - NIPSCO customers responsible for only a small portion of costs
  - Right-of-way acquisition virtually complete
  - Substation, line and tower construction underway
  - Projected in-service: year-end 2018



MISO
PJM
MISO
MISO
PJM
PJM

Opportunities Support New Jobs, Enhance Reliability and Offer Environmental Benefits

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NiSource | NYSE: NI | nisource.com | LONG-TERM ELECTRIC GENERATION NIPSCO Planning Considerations • Evolving landscape, technologies and market conditions • Significant maintenance costs needed in aging coal fleet • Low, stable natural gas prices • Heavy industrial customer base Planning for the Future Providing Balanced Options for Stakeholders while Maintaining Flexibility for the Future Integrated Resource Planning Retire Retrofit Replace 24

NiSource | NYSE: NI | nisource.com | POST 2023 PROJECTED CAPACITY* DIVERSIFYING NIPSCO’S RESOURCE PORTFOLIO Projected Retirement of 50% of Coal Capacity by 2023 * Net Demonstrated Capacity, Excluding Interruptible Resources Other 1% Natural Gas 21% Coal 78% 2016 CAPACITY* Other 1% Addressable Capacity 36% Natural Gas 21% Coal 42% Long-Term Generation Strategy to Provide Balanced Value for All Stakeholders • Balanced Option for Customers and Environment • Maintains the Flexibility to Adapt to Future Technology and Market Changes • Minimizes Employee Impacts • Extends Operation of Reliable Units where Recent Environmental Upgrades Were Made • Reduces Risk of Operating Aging Plants RANGE OF BENEFITS PROVIDED 25

ENHANCING ENVIRONMENTAL STEWARDSHIP

Past and Projected Environmental Improvements

- ~$850M Invested in Flue Gas Desulfurization (FGD) Facilities and New Environmental Controls through 2016
- Increased Natural Gas Generation Capacity
- Efficiency Improvements in Generation Fleet
- Customer Energy Efficiency and Demand Side Management
- Environmental Compliance
  - Certificate of Public Convenience and Necessity (CPCN) filed in Nov. 2016, expected outcome by year-end 2017
  - ~$400M of investment for Coal Combustion Residuals Rule (CCR) and Effluent Limitation Guidelines (ELG)


ENVIRONMENTAL PERFORMANCE
2005-2016 ACTUAL
2005-2025 ESTIMATED
SO_2
NO_x
Hg
>80%
>90%
CO_2
>40%
>50%
H_2O
WITHDRAWAL
>15%
>90%

Continuing Sustainable Positive Impacts

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NiSource | NYSE: NI | nisource.com | CLEAR STRATEGY FOR ELECTRIC SEGMENT Balanced Focus Benefiting All Stakeholders • Executing on Our Regulatory Strategy • Constructive Regulatory Environment • Focus on Customer Value and Experience • Integrated Resource Plan Sets Stage to Diversify NIPSCO’s Generation Portfolio • Investments Support Enhanced Environmental Performance and Sustainable Positive Impacts 27

NiSource | NYSE: NI | nisource.com | JIM STANLEY Executive Vice President and Chief Operating Officer OPERATIONS OVERVIEW

NiSource | NYSE: NI | nisource.com | NISOURCE OPERATIONS • Industry-Leading Safety Performance • Customer-Focused Service and Response • Infrastructure Investments to Reduce Risk • Enhanced Field Workforce Training and Development • Disciplined Capital Allocation and Execution 2017 - 2018 Top Quartile Employee Safety 406 Miles of Pipe Replaced 60 Miles of Underground Electric Cable Replaced 1,205 Electric Poles Replaced 10% Reduction in Average Emergency Response Time 2016 FOCUS Top Decile Employee Safety Milestone 1,547 Miles of Priority Pipe Replaced 255 Miles of Underground Electric Cable Replaced 4,800 Electric Poles Replaced Additional 2% Reduction in Average Emergency Response Time Projected 2017-2020 A Strategy Grounded in the Value Delivered to Customers Focused on Safety, Reliability and Sustained Program Execution 29

NiSource | NYSE: NI | nisource.com | INDUSTRY-LEADING SAFETY PERFORMANCE • Customer and Community Safety – High-value system infrastructure investments – Public education and training emphasis – Improved emergency response using new technology and processes • Employee Safety – Significant progress over last ten years – Building an employee-driven safety culture – Aligning our contract partner safety with NiSource expectations and values – Relentless focus on reducing risk Setting a New Standard DART* Injuries 18% 69% Vehicle Accidents 13% 56% Recordable Injuries 9% 65% 2016 2007-2016 SAFETY PERFORMANCE Safety Culture Drives Improvements Damage Prevention** 14% >25% * Days away restricted or transferred rate ** Damages per 1,000 facility locates 30

NiSource | NYSE: NI | nisource.com | FOCUSED INITIATIVES DRIVE VALUE Driving Towards Industry-Leading Safety, Reliability and Emergency Response Comprehensive Approach to Increase Public Safety and Reduce Risk Initiative Value Leak Reduction 14% reduction in found natural gas leaks year-over-year Natural Gas Outage Reduction 37% reduction in low pressure systems outages Electric Outage Frequency Top quartile Modernizing Facilities Enhancing Records 3,300 miles of pipe with GPS Outside Meters 6% reduction in inside meter inspections and related work Automated Meter Reading Installed across entire NiSource natural gas and electric footprint Standardizing Facilities Adding System Capabilities System Operation Building natural gas distribution for operations options Growing our ability for transmission in-line inspection capability Electric substation and transmission upgrades Electric Outage Restoration Reporting Increasing accuracy for customers Driving Sustainability Industry Leading Safety Continued public safety support from regulators Customer Satisfaction Improved; on pace with industry average Methane Reduction 26% methane reduction from 2005 levels 31

NiSource | NYSE: NI | nisource.com | DELIVERING RELIABLE AND ENHANCED SERVICES Through Education, Technology, Training and Process Improvement • Achieve goal of responding to 98% of emergency calls within 45 minutes • Investment in emergency responder training • Improving our processes to enhance our restoration efforts • Industry-leading line locating and damage prevention Safety and Performance • Replacement of higher risk, aging utility infrastructure • Investment in common systems and processes • Diversification of generation capacity • Increase customer base to realize benefits of greater scale System Investments • Leverage the workforce diversity in the communities where we operate • Recognized as a top employer • Enhance our technical training curriculum; four training facilities to be opened by end of 2018 • Talent strategies aligned with long-term priorities and goals Best Place to Work • Connect with customers in their preferred way • Scheduling appointments responsive to customer needs • Expanding customer engagement channels Customer Satisfaction Our Vision - Transforming the Way We Deliver Services to Our Customers 32

NiSource | NYSE: NI | nisource.com | CLEAR FOCUS AND STRATEGY – VISIBLE PROGRESS Balanced Focus Benefiting All Stakeholders • Executing on Our Strategy to Achieve Industry Leadership in Safety • Transparent Stakeholder Approach • Investing in Our Infrastructure and People • Leveraging New Technology, Best Practices and Common Business Processes • Benefiting Customers, Communities, Employees and Investors 33

NiSource | NYSE: NI | nisource.com | DONALD BROWN Executive Vice President and Chief Financial Officer FINANCIAL PROFILE

NiSource | NYSE: NI | nisource.com | PREMIER REGULATED UTILITY BUSINESS Delivering on Commitments to Customers, Communities, Employees and Investors Total Revenue** STABLE REVENUE PROFILE Stable 100% Regulated Revenue Stream BALANCED BUSINESS MIX Gas 66% Electric 34% Residential 55% Commercial 25% Industrial 20% Non-Volumetric ~65% Volumetric ~35% Operating Earnings* * 2016 Operating Earnings (Non-GAAP) ** As of Dec. 31, 2016 35

NiSource | NYSE: NI | nisource.com | $0.94 $1.09 $1.12– $1.18 2015 2016 2017E $0.60 $0.64 $0.70 2015 2016 2017E 48.4% 33.0% 29.5% NI Dow Utilities S&P Utilities BUILDING SHAREHOLDER VALUE EARNINGS GROWTH DIVIDEND GROWTH TOTAL SHAREHOLDER RETURN 48.4% Total Shareholder Return from July 2, 2015 – Feb. 28, 2017 Compelling Annual 8%-10% Total Shareholder Return Proposition** Annual DividendNet Operating EPS* * Net Operating Earnings per share (Non-GAAP); for 2015 and 2016 reconciliation to GAAP, see slide 57 of this presentation; See Regulation G statement on slide 2 ** Estimated total shareholder return at a constant P/E ratio July 2, 2015 – Feb. 28, 2017 36

NiSource | NYSE: NI | nisource.com | CONSISTENT EARNINGS GROWTH 2017 GUIDANCE • Net Operating EPS* Range $1.12-$1.18 • Annual Dividend of $0.70 per Share Following an ~6.1% Increase in February 2017 PROJECTED GROWTH THROUGH 2020 • 8%-10% Annual Rate Base • 5%-7% Annual Net Operating EPS* • 5%-7% Annual Dividend* (Targeted Payout Ratio of 60%-70%) 2014 2015 2016 2017E 2018E 2019E 2020E 5%-7% ANNUAL GROWTH $0.81 $0.94 $1.09 $1.12- $1.18 Visible Long-Term Rate Base Growth Drives Sustainable EPS and Dividend Growth Beyond 2020* Driven by High-Value Infrastructure Investment * Net Operating Earnings per share (Non-GAAP); for 2014 - 2016 reconciliation to GAAP, see slide 57 of this presentation; See Regulation G statement on slide 2; Dividends subject to Board approval 37

NiSource | NYSE: NI | nisource.com | 25% 27% 51% 56% 24% 17% 2017E 2018E - 2020E Within 0-12 Months (Modernization / Environmental) Periodic Rate Cases (Maintenance / Other) * Includes Corporate (2017 = $15M, 2018 = $13M, 2019 = $14M, 2020 = $14M) CAPITAL EXPENDITURES Regulatory Programs Support Timely Earning on Investments ~75% of Capital Investments Begin Earning in Less Than 12 months Within 0-3 Months (Customer Growth / Transmission) $1.6B - $1.8B* Annually $1.6B - $1.7B* 38

NiSource | NYSE: NI | nisource.com | TRANSFORMATION TO ENHANCE VALUE FOR CUSTOMERS Focused on Long-Term Affordability • Optimizing Processes, Investments, and Technology across the Footprint • Logical Next Step Following Separation to Further Enhance Utility Operations • Builds Sustainability of Safety and Reliability Investments by Reducing Customer Rate Inflation ~$100M-$150M of Estimated Transformation Investments through 2020 to Drive Sustainability 2014 2015 2016 2017E BUILDING A PLATFORM FOR EXECUTION PROJECTED ANNUAL O&M INCREASES FLATTEN BEYOND 2017 Annual Total O&M Expense 39

NiSource | NYSE: NI | nisource.com | PRIMARY SOURCES AND USES OF CASH Predictable Financing for Programmatic Investments CapEx ($1,600M-$1,800M) ATM – Equity ($200M-$300M) Funds From Operations ($1,100M-$1,400M) Dividends ($225M-$325M) DRIP – Equity ($50M-$75M) New Debt Issuances ($500M-$1,000M) PRIMARY SOURCES PRIMARY USES Delivering Growth for Shareholders Post-Separation * Net Operating Earnings from Continuing Operations (Non-GAAP); See Regulation G statement on slide 2; Dividends subject to Board approval Annual 5%-7% Net Operating EPS and Dividend Growth Guidance through 2020 Inclusive of all Funding Needs* Balanced and Predictable Capital Financing Plan (2017 – 2020) • Debt – Approximately 50% of 2017 and 2018 issuances hedged • Equity – New ATM (At The Market) Program – Continuation of the DRIP (Dividend Reinvestment Program) Illustrative – Annual Sources and Uses Through 2020 40

DEBT AND CREDIT PROFILE

Supports Sustainable Investments

Current Debt Level: ~$7.9B as of December 31, 2016

- ~$6.3B of long-term debt
  - Weighted average maturity ~13 years
  - Weighted average rate of 5.41%

Solid Liquidity Position

- ~$2.2B of committed facilities in place
  - ~$1.9B 5-year revolving credit facility
  - ~$0.3B* accounts receivable securitization facilities
- ~$684M in net available liquidity as of December 31, 2016**

Interest Rate Hedging Position

- ~$1.5B of issuances currently hedged
  - ~50% of anticipated debt issuances in 2017 & 2018

Committed to Investment-Grade Credit

- S&P BBB+ | Moody's Baa2 | Fitch BBB

Strong Financial Foundation to Support Long-Term Infrastructure Investments

* Committed capacity on accounts receivable securitization facilities changes with seasonality
** Consisting of cash and available capacity under credit facilities

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NiSource | NYSE: NI | nisource.com | POTENTIAL TAX POLICY REFORM Advocacy – Key Policy Objectives • Balance the interests of customers and shareholders • Preserve deductibility of interest expense and state/local taxes • Maintain low dividend and capital gains tax rates • Ensure fair and effective transition rules Primary Areas of Potential Financial Exposure • Corporate level debt not capitalized in operating companies • Cash flow from regulated operating companies • Future cost of capital to finance capital investments Engaged with Policy Makers, Working with Industry Partners Shaping a Balanced, Constructive Outcome 42

KEY INVESTMENT CONSIDERATIONS

Driving Sustainable Growth

STRONG UNDERLYING BUSINESS + **EXECUTION** = **FINANCIAL OUTCOME**

STRONG UNDERLYING BUSINESS

- **100% Regulated Gas and Electric Utility Business**
  - Balanced Business Mix of 66% Gas and 34% Electric
  - Stable Revenue Stream with ~65% Non-Volume Sensitive
- **Significant Scale with ~4M Customers Across Seven States**
- **~$30B of Identified Infrastructure Investments**
  - Equals Over ~4x Current Market Cap
  - Over 90% of Investments in Regulated Pipes and Wires through 2020

EXECUTION

- **Focused Business Strategy**
  - Infrastructure Modernization
  - Customer Growth
  - Generation Strategy
  - Performance Transformation
- **Management with Proven Track Record of Execution**
- **Planned Capital Investment of $1.6B-$1.8B Annually through 2020**
- **Timely Investment Recovery through Established Mechanisms**
- **Focused Regulatory Leadership in Constructive Stakeholder Environments**

FINANCIAL OUTCOME

- **Expected Annual Net Operating EPS and Dividend Growth of 5%-7% through 2020***
- **Targeted Dividend Payout of 60%-70%**
- **Commitment to a Healthy Balance Sheet with Growing Cash Flow**
- **Maintain Investment-Grade Credit**

Compelling Annual 8%-10% Total Shareholder Return Proposition**

* Net Operating Earnings from Continuing Operations (Non-GAAP); See Regulation G statement on slide 2; Dividends subject to Board approval
** Estimated total shareholder return at a constant P/E ratio

NiSource | NYSE: NI | nisource.com |

43

NiSource | NYSE: NI | nisource.com | APPENDIX

NiSource | NYSE: NI | nisource.com | FORECASTED GENERATION STRATEGY TIMELINE 2016 2017 2018 2019 2023 Submitted 2016 IRP MISO Approval for Bailly Units 7, 8 Submit 2019 IRP Retire Bailly Units 7, 8 (May 31, 2018) Retire Schahfer Units 17, 18 (By End of 2023 - Requires MISO Approval) EPA Compliance Coal Combustion Residual Rule (End of 2018) Execute Identified Replacement Generation EPA Compliance Effluent Limit Guidelines (End of 2023) $400M Investment Request Filed with IURC for Environmental Compliance Continuous Engagement with Internal and External Stakeholders 45

NiSource | NYSE: NI | nisource.com | NISOURCE LONG-TERM DEBT PROFILE Strong Financial Foundation to Support Long-Term Infrastructure Investments $350 $476 $1,041 $550 $64 $530 $250 - $275 - $90 $30 - $2,650 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 … 2040+ Maturities (in millions) As of Dec. 31, 2016 46

NiSource | NYSE: NI | nisource.com | Company Base Case Authorized ROE Year-End 2016 Rate Base Total Identified Investments Modernization Program Investments Estimated Annual Modernization Program Investment Recovery Mechanism Columbia Gas of OH Not Specified $2.1B ~$7.4B ~$3.4B $205M - $260M Tracked Columbia Gas of PA Not Specified $1.3B ~$3.5B ~$1.8B $200M - $250M Rate Case (Forward Test Year) NIPSCO Gas 9.90% $915M ~$5.9B ~$3.9B $135M - $170M Tracked Columbia Gas of MA 9.55% $669M ~$2.4B ~$700M $70M - $120M Tracked Columbia Gas of VA 9.75%* $609M ~$2.0B ~$300M $30M - $40M Tracked Columbia Gas of KY Not Specified $238M ~$800M ~$400M $20M - $45M Tracked Columbia Gas of MD 9.70% $93M ~$250M ~$100M $10M - $16M Tracked * Currently approved ROE. Settlement pending approval includes an unspecified ROE. NATURAL GAS DISTRIBUTION INFRASTRUCTURE PROGRAMS 47

NiSource | NYSE: NI | nisource.com | Business Profile • Largest LDC in Ohio (~1.4M customers) • ~ 20,100 miles of pipe • ~ 2,550 miles of bare steel and cast iron • ~ $2.1B rate base Customer Focus • Nationally recognized energy efficiency programs • Positive trending customer satisfaction Rate Design • Straight fixed variable rate design (fully fixed residential distribution rate) • Bad debt tracked with full recovery • Several other O&M trackers Economic Outlook / Customer Growth • Stable economic environment with modest customer growth • Energy is central to state economy Constructive Legislation • House Bill 95 – Utility modernization capital programs – Trackers cannot increase residential rates by more than $1.50 per month with each annual filing • House Bill 319 – Infrastructure cost recovery for up to $4.2M annually for economic development projects • Senate Bill 378 – Underground protection and enforcement Regulatory Environment and Growth Strategy • Fully tracked annual Infrastructure Replacement Program (IRP) • Ability to defer costs associated with non-tracked investments • Public policy provides tools supporting investment for economic development and deferral of pipeline safety costs Total Investment Opportunities ~$7.4B Annual Program Investment Range $205M - $260M Regulatory Treatment Tracked Tracker Filing Period Historical – 12 months Tracker Filing Date February Recovery Begins May Weighted Avg Regulatory Lag < 12 Months Authorized Program ROE 10.39% COLUMBIA GAS OF OHIO ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 48

NiSource | NYSE: NI | nisource.com | Business Profile • Third Largest LDC in PA (~430K customers) • ~ 7,600 miles of pipe • ~ 1,500 miles of bare steel and cast iron • ~ $1.3B rate base Customer Focus • State leader in universal services, low income initiatives, choice and energy efficiency programs Rate Design • ~50% of residential distribution rate fixed (assuming average customer usage) • Weather normalization adjustment for residential customers stabilizes revenue Economic Outlook / Customer Growth • Stable economic environment • Tariff program allows for modest customer growth • New business tariff proposals pending Constructive Legislation • Act 11 – Allows a gas utility to file a Distribution Service Improvement Charge (DSIC) and rate case with fully forecasted rate year – No limits for rate cases; DSIC increase limited to 5% of billed revenue Regulatory Environment and Growth Strategy • Recovery of infrastructure and other costs through base rate filings using a forward test year • Tariff supports system expansion by allowing customers payment options for main extension and allows LDCs to implement various programs to facilitate customer conversion to natural gas Total Investment Opportunities ~$3.5B Annual Program Investment Range $200M - $250M Regulatory Treatment Base Rate Case* Test Year Forward – 12 months Filing Date Varies Recovery Begins Typically within 9 months of filing Weighted Avg Regulatory Lag None Authorized ROE Not Specified COLUMBIA GAS OF PENNSYLVANIA ANTICIPATED MODERNIZATION INVESTMENT SUMMARY * Pennsylvania also allows for a tracking mechanism for Infrastructure Investments – Distribution System Improvement Charge (DSIC) 49

NiSource | NYSE: NI | nisource.com | Business Profile • Largest LDC in Indiana (~820K customers) • ~ 17,900 miles of pipe • ~ 50 miles of bare steel • ~ $915M rate base Customer Focus • Lowest-cost gas provider in Indiana • Fewest customer complaints in Indiana • Continued rise in J.D. Power customer satisfaction survey Rate Design • ~60% of residential distribution rate fixed • Low income program fully tracked Economic Outlook / Customer Growth • Stable economic environment • Customer growth potential through rural extension opportunities Constructive Legislation • Senate Bill 560 – Use of forward test year, timely rate cases, infrastructure investment tracking, rural expansion for natural gas – Rate case required within 7 years of original TDSIC filing – Rider cannot increase customer rates more than 2% of prior 12 months revenues • Senate Bill 251 – Cost recovery of federally mandated requirements Regulatory Environment and Growth Strategy • Seven-Year, ~ $824M Infrastructure Modernization Program with semi-annual tracker filings • Additional modernization opportunities identified over next 20+ years • Regulatory construct encourages gas system expansion into rural areas Total Investment Opportunities ~$5.9B Annual Program Investment Range $135M - $170M Regulatory Treatment Tracked Tracker Filing Period Historical – Prior 6 Months Tracker Filing Cadence February and August Recovery Begins July and January Weighted Avg Regulatory Lag < 12 Months Authorized Program ROE 9.90% INDIANA GAS (NIPSCO) ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 50

NiSource | NYSE: NI | nisource.com | Business Profile • Largest gas-only LDC in MA (~320K customers) • ~ 5,000 miles of pipe • ~ 690 miles of bare steel and cast iron • ~ $669M rate base Customer Focus • Strong customer interest in conversion from oil to natural gas • Broad based energy efficiency program provides full range of customer programs Rate Design • ~30% of residential distribution rate fixed • Revenue decoupling adjustment provides residential revenue stabilization for changes in customer usage • Full cost recovery mechanisms for O&M associated with energy efficiency and low income programs, bad debt, pension costs, and environmental remediation Economic Outlook / Customer Growth • Stable economic environment • Customer growth potential through conversion opportunities Constructive Legislation • Acts of 2014 Chapter 149 – An Act Relative to Natural Gas Leaks – Tracked recovery of priority pipeline infrastructure replacements based on forward- looking test year – Annual Recovery capped at 1.5% of the company’s most recent calendar year total firm revenues with deferral of overage for future recovery – Also allows LDCs to implement programs to facilitate customer conversion to natural gas • Acts of 2016 Chapter 188 – An Act to Promote Energy Diversity – Identification and repair of environmentally significant Grade 3 leaks – Cost recovery through tracker provided for in the Acts of 2014 Chapter 149 Regulatory Environment and Growth Strategy • Modernization/safety investments recovered through annual (forward-looking) infrastructure tracker filings • Tracker filings supplemented by periodic rate cases • Customer growth opportunities through natural gas conversions Total Investment Opportunities ~$2.4B Annual Program Investment Range $70M - $120M Regulatory Treatment Tracked Tracker Filing Period Forward – 12 months Tracker Filing Date October Recovery Begins May Weighted Avg Regulatory Lag None Authorized Program ROE 9.55% COLUMBIA GAS OF MASSACHUSETTS ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 51

NiSource | NYSE: NI | nisource.com | Business Profile • Third Largest LDC in VA (~260K customers) • ~ 5,200 miles of pipe • ~ 160 miles of bare steel • ~ $609M rate base Customer Focus • Broad residential, commercial and industrial portfolio • Industry-leading third party damage rate Rate Design • ~55% of residential distribution rate fixed • Revenue normalization adjustments provides full residential distribution revenue recovery • Energy conservation tracker Economic Outlook / Customer Growth • Stable economic environment • Customer growth opportunities through system expansion • Initiatives in place to promote customer conversions and growth Constructive Legislation • DIMP Act - Allows deferral of incremental O&M costs related to pipeline safety programs • SAVE Act - Allows recovery of investment on infrastructure replacement • CARE Act - Provides for energy efficiency programs and a decoupling adjustment • NEED Act - Allows deferral of infrastructure expansion costs and recovery of costs associated with upstream natural gas supply infrastructure • MAIN Act - Provides for recovery of infrastructure expansion program costs Regulatory Environment and Growth Strategy • Forward-looking annual modernization/safety infrastructure investment tracker filings • Tracker filings supplemented by rate case filings with forward test year • Annual infrastructure cost recovery filings Total Investment Opportunities ~$2.0B Annual Program Investment Range $30M - $40M Regulatory Treatment Tracked Tracker Filing Period Forward – 12 months Tracker Filing Date August Recovery Begins January Weighted Avg Regulatory Lag None Authorized Program ROE 9.50% COLUMBIA GAS OF VIRGINIA ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 52

NiSource | NYSE: NI | nisource.com | Business Profile • Second Largest Gas-Only LDC in KY (~135K customers) • ~ 2,600 miles of pipe • ~ 400 miles of bare steel and cast iron • ~ $238M rate base Customer Focus • Top tier customer satisfaction levels • Sustained industry-leading employee safety performance Rate Design • ~60% of residential distribution rate fixed • Weather normalization adjustment for residential and commercial customers stabilizes revenue • Energy conservation tracker Economic Outlook / Customer Growth • Stable economic environment with improving customer growth rates Constructive Legislation • House Bill 100 – Governments may create and assess for special energy efficiency project districts • Accelerated Main Recovery Program - (KRS 278.509) – Allows for full recovery of eligible pipeline replacement program costs not recovered in existing rates via a rider that permits the use of a forward-looking test year and is reconciled. – There is no stated recovery limit on the tracker Regulatory Environment and Growth Strategy • Annual modernization/safety infrastructure investment tracker filings • Tracker filings supplemented by rate case filings with forward test year Total Investment Opportunities ~$800M Annual Program Investment Range $20M - $45M Regulatory Treatment Tracked Test Year Forward – 12 months Tracker Filing Date October Recovery Begins January Weighted Avg Regulatory Lag None Authorized Program ROE 9.50% COLUMBIA GAS OF KENTUCKY ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 53

NiSource | NYSE: NI | nisource.com | Business Profile • Complementary to PA operations (~33K customers) • ~ 650 miles of pipe • ~ 80 miles of bare steel & cast iron • ~ $93M rate base Customer Focus • Sustained industry-leading employee and system safety performance Rate Design • Revenue normalization adjustment provides full residential distribution revenue recovery • Energy efficiency tracker Economic Outlook / Customer Growth • Stable economic environment with modest customer growth Constructive Legislation • STRIDE – Prospective cost recovery for age and condition investment – The surcharge cannot exceed $2 per month on each residential bill Regulatory Environment and Growth Strategy • Forward-looking annual Infrastructure Replacement and Improvement Surcharge (IRIS) recovers age and condition investment • IRIS filings supplemented by periodic rate cases • Opportunity to update other costs between rate cases Total Investment Opportunities ~$250M Annual Program Investment Range $10M - $16M Regulatory Treatment Tracked Tracker Filing Period Forward – 12 Months Tracker Filing Date November Recovery Begins January Weighted Avg Regulatory Lag < 12 Months Authorized Program ROE 9.70% COLUMBIA GAS OF MARYLAND ANTICIPATED MODERNIZATION INVESTMENT SUMMARY 54

ELECTRIC SEGMENT INVESTMENT PROGRAMS



INFRASTRUCTURE INVESTMENT PROGRAMS / PROJECTS				
Program / Project	Identified Investments	Estimated Annual Investment	Recovery Mechanism	Program/Project Length
Infrastructure Modernization	~$4.2B	~$135M - $235M	Tracked	20+ Years
Environmental Compliance	~$0.4B	~$10M - $90M	Tracked	~7 Years
Transmission Project I (Reynolds-Topeka)	~$350M - $400M	~$50M - $120M	FERC Approved Formula Rates	Expected Completion 2H 2018
Transmission Project II – Partnership (Greentown-Reynolds)	~$350M - $400M (NI: ~$175M-$200M)	~$25M - $50M	FERC Approved Formula Rates	Expected Completion 2H 2018

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INDIANA ELECTRIC (NIPSCO)



Customer Mix (Net Revenue)

- Steel-related customers represent ~15% of net revenues



Residential & Commercial 63%
Industrial 37%
Variable ~40%
Demand ~60%

ANTICIPATED MODERNIZATION INVESTMENT SUMMARY

Total Investment Opportunities	~$10B
Annual Program Investment Range	$135M - $235M
Regulatory Treatment	Modernization and Environmental Projects Tracked
Authorized ROE	9.975%

Business Profile

- Third largest electric utility in Indiana (~470K customers)
- Fully integrated electric utility
- 3,300 MW of environmentally compliant generation
- ~10,000 distribution line miles
- ~3,000 transmission line miles
- ~ $3.4B rate base

Customer Focus

- Fewest customer complaints in Indiana
- Top quartile reliability performance
- Continued rise in J.D. Power customer satisfaction survey

Rate Design

- 100% fuel costs pass-through
- Industrial customers ~60% demand charge weighted

Economic Outlook / Customer Growth

- Stable economic environment
- Customer growth potential through rural extension opportunities

Constructive Legislation

- Senate Bill 560
  - Use of forward test year, timely rate cases, infrastructure investment tracking, rural expansion for natural gas
  - Rate case required within seven years of original TDSIC filing
  - Rider cannot increase customer rates more than 2% of prior 12 months revenues
- Senate Bill 251
  - Cost recovery of federally mandated requirements through FMCA

Regulatory Environment and Growth Strategy

- Seven-Year, ~ $1.25B transmission and distribution infrastructure modernization program with semi-annual tracker filings
- Potential for additional environmental, modernization, and transmission opportunities to be identified over the next 20+ years

NiSource | NYSE: NI | nisource.com |

56

RECONCILIATION OF NET OPERATING EARNINGS TO GAAP

Reconciliation of Consolidated Net Operating Earnings (Non-GAAP) to
Income from Continuing Operations *(unaudited)*

(in millions, except per share amounts)	Twelve Months Ended December 31, 2016	2015	2014
Net Operating Earnings (Non-GAAP)	**$ 351.2**	$ 298.8	$ 256.4
Items Excluded from Operating Earnings:			
Net Revenues:			
Weather - compared to normal	**(12.4)**	(15.6)	14.3
Operating Expenses:			
Plant retirement costs[(1)]	**(22.1)**	—	—
Environmental costs[(2)]	**—**	(10.7)	—
Transaction costs[(3)]	**(2.5)**	(4.3)	—
Gain (loss) on sale of assets and impairments, net	**1.0**	(1.6)	(3.0)
Total items excluded from operating earnings	**(36.0)**	(32.2)	11.3
Other Income (Deductions):			
Loss on early extinguishment of long-term debt	**—**	(97.2)	—
Income Taxes:			
Income taxes - discrete items	**—**	(17.8)	(7.4)
Tax effect of above items	**12.9**	47.0	(4.1)
Total items excluded from net operating earnings	**(23.1)**	(100.2)	(0.2)
GAAP Income from Continuing Operations	**$ 328.1**	$ 198.6	$ 256.2
Basic Average Common Shares Outstanding	**321.8**	317.7	315.1
Non-GAAP Basic Net Operating Earnings Per Share	**$ 1.09**	$ 0.94	$ 0.81
Items excluded from net operating earnings (after-tax)	**(0.07)**	(0.31)	—
GAAP Basic Earnings Per Share from Continuing Operations	**$ 1.02**	$ 0.63	$ 0.81

(1) Represents costs incurred associated with the planned retirement of Units 7 and 8 at Bailly Generating Station. Includes costs for contract termination, employee severance and write downs of materials and supplies inventory balances.

(2) Represents costs incurred for liability adjustments at identified Superfund sites.

(3) Represents costs incurred associated with the Separation of CPG

NiSource | NYSE: NI | nisource.com |

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